EXHIBIT 99.5




[LOGO] Countrywide                                 Computational Materials for
SECURITIES CORPORATION                             Countrywide Asset-Backed
A Countrywide Capital Markets Company              Certificates, Series 2004-3
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
             Corridor Contract Agreement Schedule and Strike Rates
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  Period  Notional Schedule Cap Strike  Cap Ceiling            Notional Schedule  Cap Strike Cap Ceiling
                ($)              (%)        (%)       Period         ($)              (%)        (%)
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
     1       1,975,000,000     7.51631     7.60000      46       510,117,852      7.86271   11.20000
     2       1,963,857,605     6.48113     7.60000      47       495,252,698      7.85874   11.20000
     3       1,948,687,517     6.26449     7.60000      48       480,842,832      8.63505   11.20000
     4       1,929,480,768     6.48232     7.60000      49       466,873,643      8.03342   11.20000
     5       1,906,251,494     6.26599     7.60000      50       453,329,317      8.29653   11.20000
     6       1,879,037,712     6.26712     7.60000      51       440,197,990      8.00823   11.20000
     7       1,847,901,935     6.48564     7.60000      52       427,466,465      8.27171   11.20000
     8       1,812,933,120     6.26983     7.60000      53       415,121,985      7.98875   11.20000
     9       1,774,249,227     6.48891     7.60000      54       403,152,215      8.07780   11.20000
    10       1,732,003,699     6.27350     7.60000      55       391,545,226      8.34164   11.20000
    11       1,687,044,967     6.27567     7.60000      56       380,040,498      8.05661   11.20000
    12       1,640,294,027     6.97738     7.60000      57       368,844,966      8.32637   11.20000
    13       1,594,836,739     6.26994     8.60000      58       357,987,169      8.04409   11.20000
    14       1,550,634,053     6.48968     8.60000      59       347,455,923      8.04180   11.20000
    15       1,507,653,864     6.27469     8.60000      60       337,241,019      9.03033   11.20000
    16       1,465,861,907     6.49476     8.60000      61       327,332,859      8.12548   11.20000
    17       1,425,224,890     6.27976     8.60000      62       317,721,770      8.39787   11.20000
    18       1,385,710,465     6.28253     8.60000      63       308,398,393      8.11254   11.30000
    19       1,347,287,205     6.50313     8.60000      64       299,353,677      8.38600   11.30000
    20       1,309,924,564     6.28814     8.60000      65       290,578,868      8.10545   11.30000
    21       1,273,592,864     6.50912     8.60000      66       282,065,499      8.18809   11.30000
    22       1,237,653,996     6.30291     8.60000      67       273,805,380      8.46313   11.30000
    23       1,200,481,809     6.32098     8.60000      68       265,790,586      8.17626   11.30000
    24       1,114,412,426     7.25679     8.60000      69       258,013,454      8.45139   11.30000
    25       1,035,933,849     6.51783     9.40000      70       250,466,569      8.16628   11.30000
    26        964,694,745      6.74313     9.40000      71       243,142,758      8.16455   11.30000
    27        901,018,080      6.51766     9.40000      72       236,035,081      9.14101   11.35000
    28        873,215,142      6.74909     9.40000      73       229,136,825      8.22728   11.35000
    29        846,290,818      6.52987     9.40000      74       222,441,493      8.50507   11.35000
    30        820,213,239      6.57568     9.40000      75       215,942,798      8.21831   11.35000
    31        794,954,672      6.80725     9.40000      76       209,634,661      8.49716   11.35000
    32        770,488,318      6.58370     9.40000      77       203,511,194      8.21390   11.35000
    33        746,788,285      6.81593     9.40000      78       197,566,703      8.26773   11.35000
    34        723,829,549      6.59759     9.40000      79       191,795,677      8.54817   11.35000
    35        701,587,025      6.63602     9.40000
    36        680,028,978      8.22151     9.40000
    37        659,168,753      7.38831    11.15000
    38        647,355,733      7.54196    11.15000
    39        628,258,496      7.28329    11.15000
    40        609,753,008      7.52977    11.15000
    41        591,820,115      7.29283    11.15000
    42        574,441,304      7.90539    11.15000
    43        557,598,682      8.16590    11.15000
    44        541,274,952      7.88337    11.20000
    45        525,453,396      8.14303    11.20000
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


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


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